UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2005

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2005, United America Indemnity, Ltd. (the "Company") and Penn-America Group, Inc., an indirect wholly owned subsidiary of the Company, entered into a Separation Agreement, effective September 1, 2005, with Jon S. Saltzman (the "Separation Agreement"). As previously announced by the Company, Mr. Saltzman announced his intention to resign as President of the Company and Chairman of Penn-America Group, Inc. effective September 1, 2005 (the "Effective Date"). The terms of the Separation Agreement include, but are not limited to, the following:

(1) Through the Effective Date, Mr. Saltzman shall continue to bear the title of President of the Company and Chairman of Penn-America Group, Inc., but shall only bear responsibility for assisting with the transition duties as they pertain to Penn-America Group, Inc.’s wholesale general agents.

(2) Mr. Saltzman will continue to earn his base salary through September 1, 2005 and will be permitted to retain the signing bonus set forth in the Employment Agreement, as amended, by and between Mr. Saltzman and Penn-America Group, Inc. (the "Employment Agreement"). Mr. Saltzman will not be entitled to the following benefits set forth in the Employment Agreement: (i) Penn America’s 2005 KEIC Bonus Plan or PNG’s 2004 KEIC Bonus as it may have been amended for 2005, (ii) the Restricted Share Plan, (iii) the car allowance, (iv) the Integration Bonus Plan and (v) certain other benefits, as more fully described in the Separation Agreement.

(3) During the Transition Period, as defined in the Separation Agreement, and for a period of 18 months thereafter, Mr. Saltzman will continue to be subject to the non-compete, non-solicit, no-hire and confidentiality restrictions contained in the Employment Agreement.

(4) Mr. Saltzman will be prohibited from disparaging or inducing others to disparage Penn-America Group, Inc., and has agreed to release the Company from certain claims.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed by the Company pursuant to a Form 8-K filing with Securities and Exchange Commission on February 16, 2005, Mr. Saltzman will be resigning as President of the Company and Chairman of Penn-America Group, Inc. effective September 1, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Separation Agreement, dated April 29, 2005, by and between the Company, Penn-America Group, Inc. and Jon S. Saltzman

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

May 3, 2005	By:	Richard S. March

Name: Richard S. March
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement